SUBORDINATED INTERESTS SERVICER REPORT			EXHIBIT 99.1

ORIGINAL DEAL PARAMETERS
Certificate Balance			"$16,388,534.00 "
YSA Regular Interest Principal Balance			"$2,339,486.00 "
Reserve Regular Interest Principal Balance			"$7,570,982.00 "
Component A-1 Notional Amount			"$164,000,000.00 "
Component A-2 Notional Amount			"$218,000,000.00 "
Component A-3 Notional Amount			"$183,114,000.00 "
Component B Notional Amount			"$24,176,000.00 "

INPUTS FROM PREVIOUS PERIOD SUBORDINATED INTEREST SERVICER REPORT
Certificate Balance			N/A
Fixed-Rate Certificates Interest Shortfall			N/A
YSA Regular Interest Principal Balance			N/A
YSA Regular Interest Interest Shortfall			N/A
Reserve Regular Interest Principal Balance			N/A
Reserve Regular Interest Interest Shortfall			N/A
Component A-1 Notional Amount			N/A
Component A-2 Notional Amount			N/A
Component A-3 Notional Amount			N/A
Component B Notional Amount			N/A
Interest-Only Certificates Interest Shortfall			N/A
Certificate Yield Supplement Account Balance			N/A

CALCULATION OF DISTRIBUTABLE AMOUNTS
Wtd. Avg. Net APR (by Adjusted Contract Balance)			6.51%

Fixed-Rate Certificate Rate			6.51%
Fixed-Rate Certificateholders' Monthly Interest Distributable Amount
"$534,266.21 "
Fixed-Rate Certificateholders' Interest Carryover Shortfall			$0.00
Fixed-Rate Certificateholders' Interest Distributable Amount			"$534,266.21 "

Yield Supplement Account Reinvestment Income			"$47,481.46 "
YSA Regular Interest Rate			5.33%
YSA Regular Interestholders' Monthly Interest Distributable Amount
"$47,481.46 "
YSA Regular Interestholders' Interest Carryover Shortfall			$0.00
YSA Regular Interestholders' Interest Distributable Amount			"$47,481.46 "

Reserve Account Reinvestment Income			"$213,225.00 "
Reserve Account Regular Interest Rate			6.99%
Reserve Account Regular Interestholders' Monthly Interest Distributable Amount
"$213,225.00 "
Reserve Account Regular Interestholders' Interest Carryover Shortfall			$0.00
Reserve Account Regular Interestholders' Interest Distributable Amount
"$213,225.00 "

Component A-1 Rate			0.8725%
Component A-2 Rate			0.7600%
Component A-3 Rate			0.6600%
Component B Rate			0.6600%
Interest-Only Certificateholders' Monthly Interest Distributable Amount "$2,058,533.38 "
Interest-Only Certificateholders' Interest Carryover Shortfall
Interest-Only Certificateholders' Interest Distributable Amount
"$2,058,533.38 "

Deposit to Certificate Distribution Account from Collection Account plus
   Certificate Yield Supplement Deposit Amount plus
   Reinvestment Income on Certificate Yield Supplement Account"$2,181,715.61 "
Deposit to Certificate Distribution Account from Principal Distribution Account
			$0.00
Deposit to Certificate Distribution Account from Yield Supplement Account
"$538,190.19 "
Deposit to Certificate Distribution Account from Reserve Account			$0.00
Total Deposit to Certificate Distribution Account			"$2,719,905.79 "

DISTRIBUTIONS FROM CERTIFICATE DISTRIBUTION ACCOUNT
1.  Sub. Holders' Interest Distributable Amount for Fixed-Rate Certificates
"$534,266.21 "
2.  Principal to Fixed Rate Certificateholders			$0.00
3.  Sub. Holders' Interest Distributable Amount for YSA Regular Interest
"$47,481.46 "
4.  (x)  Deposit to Certificate Yield Supplement Account			$0.00
4.  (y)  Principal to YSA Regular Interestholders			"$538,190.19 "
5.  Sub. Holders' Interest Distributable Amount for Reserve Regular Interest
"$213,225.00 "
6.  Principal to Reserve Regular Interestholders			$0.00
7.  Sub. Holders' Interest Distributable Amount for Interest-Only Certificates
"$1,363,111.56 "
8.  Deposit to the Collection Account			"$23,631.38 "
9.  Any remaining amounts to the Residual Certificateholder			$0.00

RECONCILIATION OF CERTIFICATE YIELD SUPPLEMENT ACCOUNT
Beginning Certificate Yield Supplement Account Balance			$0.00
Certificate Yield Supplement Account Requirement			$0.00
Deposit to Certificate Yield Supplement Account from Certificate Distribution
Account			$0.00
Specified Certificate Yield Supplement Account Balance			$0.00
Certificate Yield Supplement Deposit Amount			$0.00
Certificate Yield Supplement Account Reinvestment Income			$0.00
Certificate Yield Supplement Account Release paid to YSA Regular Interest as
Prin			$0.00
Ending Certificate Yield Supplement Account			$0.00

SUMMARY OF DISTRIBUTIONS
Fixed-Rate Certificates Interest Paid			"$534,266.21 "
Fixed-Rate Certificates Interest Shortfall			$0.00
Fixed-Rate Certificates Principal Paid			$0.00
Ending Fixed-Rate Certificates Principal Balance			"$16,388,534.00 "

YSA Regular Interest Interest Paid			"$47,481.46 "
YSA Regular Interest Interest Shortfall			$0.00
YSA Regular Interest Principal Paid			"$538,190.19 "
Ending YSA Regular Interest Principal Balance			"$1,716,207.57 "

Reserve Regular Interest Interest Paid			"$213,225.00 "
Reserve Regular Interest Interest Shortfall			$0.00
Reserve Regular Interest Principal Paid			$0.00
Ending Reserve Regular Interest Principal Balance			"$7,570,982.00 "

Interest-Only Certificates Interest Paid			"$1,363,111.56 "
Interest-Only Certificates Interest Shortfall			"$695,421.83 "
Ending Interest-Only Certificates Notional Balance			"$475,894,904.68 "

Distributions to Residual Interest			$0.00

STATEMENT TO NOTEHOLDERS			EXHIBIT 99.2

(i) Amount of principal being paid on Notes

    (a) Class A-1 Notes (CUSIP No. 149114AV2)			"$113,395,095.32 "
"          per $1,000 original principal balance"			$691.4335

    (b) Class A-2 Notes (CUSIP No. 149114AW0)			$0.00
"          per $1,000 original principal balance"			$0.0000

    (c) Class A-3 Notes (CUSIP No. 149114AX8)			$0.00
"          per $1,000 original principal balance"			$0.0000

    (d) Class B Notes (CUSIP No. 149114AY6)			$0.00
"          per $1,000 original principal balance"			$0.0000

    (f) Total			"$113,395,095.32 "

(ii) Amount of interest being paid on Notes

    (a) Class A-1 Notes (CUSIP No. 149114AV2)			"$3,277,313.54 "
"          per $1,000 original principal balance"			$19.9836

    (b) Class A-2 Notes (CUSIP No. 149114AW0)			"$6,267,500.00 "
"          per $1,000 original principal balance"			$28.7500

    (c) Class A-3 Notes (CUSIP No. 149114AX8)			"$5,356,084.50 "
"          per $1,000 original principal balance"			$29.2500

    (d) Class B Notes (CUSIP No. 149114AY6)			"$707,148.00 "
"          per $1,000 original principal balance"			$29.2500

    (f) Total			"$15,608,046.04 "

(iii) Pool Balance at end of related collection period			"$492,283,438.68 "

(iv) After giving effect to distributions on this Distribution Date

      (a) (1) outstanding principal amount of Class A-1 Notes	"$50,604,904.68 "
            (2) Class A-1 Note Pool Factor			0.3085665

      (b) (1) outstanding principal amount of Class A-2 Notes	"$218,000,000.00 "
            (2) Class A-2 Note Pool Factor			1.0000000

      (c) (1) outstanding principal amount of Class A-3 Notes	"$183,114,000.00 "
            (2) Class A-3 Note Pool Factor			1.0000000

      (d) (1) outstanding principal amount of Class B Notes			"$24,176,000.00 "
            (2) Class B Note Pool Factor			1.0000000

(v) Amount of Servicing Fee paid			"$2,801,430.64 "

(vi) Aggregate Amount of Realized Losses for Collection Period			"$150,320.98 "

(vii) Aggregate Purchase Amounts for Collection Period			"$147,104.09"

(viii) Balance of the Reserve Account at end of related Collection Period "$7,570,982.00"

(ix) Specified Reserve Account Balance at end of related Collection Period "$7,570,982.00"

(x) Balance of the Yield Supplement Account at end of related Collection Period "$1,716,207.57"

(xi) Specified Yield Supplement Account Balance at end of related Collection
Period			"$1,716,207.57"

Caterpillar Financial Asset Trust 1998-A			EXHIBIT 99.3
SERVICING REPORT

Distribution Date			1998 YEAR END


Collection Period Month Begin
Collection Period Month End			YEAR END STATEMENT
Previous Payment Date (or Closing Date)			AS OF 12/31/98
Actual Days in Accrual Period

ORIGINAL DEAL PARAMETERS
Original Pool Balance			"$605,678,534.22 "
Number of Contracts			" 8,218 "
Wtd. Avg. APR			7.53%
Wtd. Avg. Remaining Term			 41
Annual Servicing Fee Rate			1.00%
Reserve Account Initial Deposit			"$7,570,982.00 "
Yield Supplement Account Deposit			"$2,339,486.00 "
Class A-1 Note Original Principal Balance			"$164,000,000.00 "
Class A-1 Note Rate			5.6375%
Class A-1 Note Final Scheduled Distribution Date			"July 26, 1999"
Class A-1 CUSIP Number			149114AV2
Class A-2 Note Original Principal Balance			"$218,000,000.00 "
Class A-2 Note Rate			5.75%
Class A-2 Note Final Scheduled Distribution Date			"September 25, 2001"
Class A-2 CUSIP Number			149114AW0
Class A-3 Note Original Principal Balance			"$183,114,000.00 "
Class A-3 Note Rate			5.85%
Class A-3 Note Final Scheduled Distribution Date			"April 25, 2003"
Class A-3 CUSIP Number			149114AX8
Class B Note Original Principal Balance			"$24,176,000.00 "
Class B Note Rate			5.85%
Class B Note Final Scheduled Distribution Date			"July 26, 2004"
Class B CUSIP Number			149114AY6
Certificate Balance			"$16,388,534.00 "
Required Rate			6.85%

INPUTS FROM PREVIOUS PERIOD SERVICER REPORT
Pool Balance			N/A
Number of Contracts			N/A
Wtd. Avg. APR			N/A
Wtd. Avg. Remaining Term			N/A
Reserve Account Balance			N/A
Yield Supplement Account Balance			N/A
Class A-1 Note Outstanding Principal Balance			N/A
Class A-1 Note Interest Shortfall			N/A
Class A-2 Note Outstanding Principal Balance			N/A
Class A-2 Note Interest Shortfall			N/A
Class A-3 Note Outstanding Principal Balance			N/A
Class A-3 Note Interest Shortfall			N/A
Class B Note Outstanding Principal Balance			N/A
Class B Note Interest Shortfall			N/A

CURRENT COLLECTION PERIOD ACTIVITY
Total Interest Collections			"$20,372,086.96 "
Yield Supplement Deposit Amount			"$85,088.24 "
Total Principal Collections			"$111,652,647.54 "
Residual Collections			"$1,079,767.69 "
Warranty Repurchases Contracts			"$147,104.09 "
Administrative Repurchases			$0.00
Liquidation Proceeds			"$365,255.24 "
Reserve Account Reinvestment Income			"$213,225.00 "
Yield Supplement Account Reinvestment Income			"$47,481.46 "
Previous Period Deposit from Certificate Distribution Account			"$23,631.38 "
Total Available Amount			"$133,986,287.60 "

Beginning Pool Balance			"$605,678,534.22 "
Ending Pool Balance			"$492,283,438.68 "
Number of Contracts at Beginning of Period			" 8,218 "
Number of Contracts at End of Period			" 7,836 "
Wtd. Avg. APR			7.51%
Wtd. Avg. Remaining Term			 35
Aggregate Scheduled Amounts 31-60 days past due			"$3,285,817.00 "
Aggregate Scheduled Amounts 61 days or more past due			"$1,263,693.27 "
Net Losses on Liquidated Receivables this Period			"$150,320.98 "
Repossessed Equipment not Sold or Reassigned (Beginning)			$0.00
Repossessed Equipment not Sold or Reassigned (End)			"$1,682,446.32 "
Specified Yield Supplement Account Balance			"$1,716,207.57 "

CALCULATION OF DISTRIBUTABLE AMOUNTS
Servicing Fee Due			"$2,801,430.64 "
Is CFSC or Affiliate Servicer?			Yes

Class A-1 Noteholders' Monthly Interest Distributable Amount			"$3,277,313.54 "
Class A-1 Noteholders' Interest Carryover Shortfall			$0.00
Class A-1 Noteholders' Interest Distributable Amount			"$3,277,313.54 "

Class A-2 Noteholders' Monthly Interest Distributable Amount			"$6,267,500.00 "
Class A-2 Noteholders' Interest Carryover Shortfall			$0.00
Class A-2 Noteholders' Interest Distributable Amount			"$6,267,500.00 "

Class A-3 Noteholders' Monthly Interest Distributable Amount			"$5,356,084.50 "
Class A-3 Noteholders' Interest Carryover Shortfall			$0.00
Class A-3 Noteholders' Interest Distributable Amount			"$5,356,084.50 "

Class A Noteholders' Monthly Interest Distributable Amount			"$14,900,898.04 "
Class A Noteholders' Interest Carryover Shortfall			$0.00
Class A Noteholders' Interest Distributable Amount			"$14,900,898.04 "

First Priority Principal Distribution Amount			$0.00

Class B Noteholders' Monthly Interest Distributable Amount			"$707,148.00 "
Class B Noteholders' Interest Carryover Shortfall			$0.00
Class B Noteholders' Interest Distributable Amount			"$707,148.00 "

Second Priority Principal Distribution Amount			"$15,063,891.32 "

Regular Principal Distribution Amount			"$98,331,204.00 "

Total Required Payment			"$30,671,937.36 "

Draw from Reserve Account			$0.00
Draw from Yield Supplement Account			$0.00

Total Distribution Amount			"$133,986,287.60 "

DISTRIBUTIONS FROM COLLECTION ACCOUNT
1.   Servicing Fee (if CFSC or Affiliate is NOT servicer)			$0.00
2.   Class A Noteholders' Interest Distributable Amount to Class A Noteholders
"$14,900,898.04 "
3.   First Priority Principal Distribution Amount to Principal Distribution
Account			$0.00
4.   Class B Noteholders' Interest Distributable Amount to Class B Noteholders
"$707,148.00 "
5.   Second Priority Principal Distribution Amount to Principal Distribution
Account			"$15,063,891.32 "
6.   Deposit to Yield Supplement Account			$0.00
7.   Deposit to Reserve Account			$0.00
8.   Regular Principal Distribution Amount to Principal Distribution Account
"$98,331,204.00 "
9.   Servicing Fee (if CFSC or Affiliate IS servicer)			"$2,801,430.64 "
10. Deposit to Certificate Distribution Account			"$2,181,715.61 "

DISTRIBUTIONS FROM PRINCIPAL DISTRIBUTION ACCOUNT
1.   Principal to Class A-1 Noteholders			"$113,395,095.32 "
2.   Principal to Class A-2 Noteholders			$0.00
3.   Principal to Class A-3 Noteholders			$0.00
4.   Principal to Class B Noteholders			$0.00
5.   Deposit to Certificate Distribution Account			$0.00

RECONCILIATION OF RESERVE ACCOUNT
Beginning Reserve Account Balance			"$7,570,982.00 "
Draw from Reserve Account to cover shortfalls			$0.00
Interim Specified Reserve Account Balance			$0.00
Deposit to Reserve Account Needed			$0.00
Deposit to Reserve Account from Collection Account			$0.00
Specified Reserve Account Balance			"$7,570,982.00 "
Reserve Account Release deposited into Certificate Distribution Account			$0.00
Ending Reserve Account Balance			"$7,570,982.00 "

RECONCILIATION OF YIELD SUPPLEMENT ACCOUNT
Beginning YSA Balance			"$2,339,486.00 "
Beginning Adjusted Pool Balance			"$605,678,534.22 "
Yield Supplement Deposit Amount			"$85,088.24 "
Draw from Yield Supplement Account to cover shortfalls			$0.00
Specified Yield Supplement Account Balance			"$1,716,207.57 "
Deposit to Yield Supplement Account Needed			$0.00
Deposit to Yield Supplement Account from Collection Account			$0.00
Yield Supplement Account Release deposited into Certificate Distribution Account
"$538,190.19 "
Ending Yield Supplement Account Balance			"$1,716,207.57 "

SUMMARY OF DISTRIBUTIONS
Servicing Fee Paid to Servicer			"$2,801,430.64 "

Class A-1 Interest Paid			"$3,277,313.54 "
Class A-1 Interest Shortfall			$0.00
Class A-1 Principal Paid			"$113,395,095.32 "
Ending Class A-1 Principal Balance			"$50,604,904.68 "

Class A-2 Interest Paid			"$6,267,500.00 "
Class A-2 Interest Shortfall			$0.00
Class A-2 Principal Paid			$0.00
Ending Class A-2 Principal Balance			"$218,000,000.00 "

Class A-3 Interest Paid			"$5,356,084.50 "
Class A-3 Interest Shortfall			$0.00
Class A-3 Principal Paid			$0.00
Ending Class A-3 Principal Balance			"$183,114,000.00 "

Class B Interest Paid			"$707,148.00 "
Class B Interest Shortfall			$0.00
Class B Principal Paid			$0.00
Ending Class B Principal Balance			"$24,176,000.00 "

Deposit to Certificate Distribution Account			"$2,719,905.79 "

"Caterpillar Financial Asset Trust, 1997-B"

Statement for Certificateholders Pursuant to Section 5.07(a)			Exhibit 99.4

Distribution Date:			Year End Statement

( i )  Amount of principal being paid on Notes:

"(a)  Class A-1 Notes, CUSIP NO 149114AR1 :"			"64,267,063.67 "
"       per $1,000 original principal amount:"			793.4205392

"(b)  Class A-2 Notes, CUSIP NO 149114AS9:"			"47,723,695.65 "
"       per $1,000 original principal amount:"			430.3308895

"(c)  Class A-3 Notes, CUSIP NO 149114AT7 :"			0.00
"       per $1,000 original principal amount:"			0.0000000

"(d)  Class B Notes, CUSIP NO 149114AU4 :"			0.00
"       per $1,000 original principal amount:"			0.0000000

(e)  Certificates:			0.00
"       per $1,000 original principal amount:"			0.00000000

(f)  Total:			"111,990,759.32 "

(ii)  Amount of interest being paid or distributed:

"(a)  Class A-1 Notes, CUSIP NO 149114AR1 :"			"1,272,932.09 "
"       per $1,000 original principal amount:"			15.7152110

"(b)  Class A-2 Notes, CUSIP NO 149114AS9 :"			"6,173,147.49 "
"       per $1,000 original principal amount:"			55.6640891

"(c)  Class A-3 Notes, CUSIP NO 149114AT7:"			"6,288,805.60 "
"       per $1,000 original principal amount:"			61.6000000

"(d)  Class B Notes, CUSIP NO 149114AU4:"			"798,639.50 "
"       per $1,000 original principal amount:"			63.5000000

(e)  Certificates:			"457,608.19 "
"       per $1,000 original principal amount:"			58.20833333

(f)  Total:			"14,991,132.86 "


(iii) Pool Balance at end of related collection period:			"187,089,911.26 "

(iv) After giving effect to distributions on this Distribution Date:

(a) (i)   outstanding principal amount of Class A-1 Notes:			0.00
      (ii)  Class A-1 Note Pool Factor:			0.00000000

(b) (i)   outstanding principal amount of Class A-2 Notes:			"63,176,304.35 "
      (ii)  Class A-2 Note Pool Factor:			0.56966911

(c) (i)   outstanding principal amount of Class A-3 Notes:			"102,091,000.00 "
      (ii)  Class A-3 Note Pool Factor:			1.00000000

(d) (i)   outstanding principal amount of Class B Notes:			"12,577,000.00 "
      (ii)  Class B Note Pool Factor:			1.00000000

(e) (i)  Certificate Balance:			"7,861,558.00 "
     (ii)  Certificate Pool Factor:			1.00000000

(v)  Amount of Servicing Fee paid:			"2,448,104.53 "

(vi) Amount of Administration Fee paid:			"6,000.00 "

(vii) Aggregate Purchase Amounts for Collection Period:			0.00

(viii) Aggregate Amount of Realized Losses			"470,254.07 "

(ix) Balance of the Reserve Account at end of
            related collection period:			"7,074,665.00 "

(x) Specified Reserve Account Balance at end of
            related collection period:			"7,074,665.00 "

(x) Yield Supplement Account balance at end of
            related collection period:			"279,083.10 "

(xi) Class A Noteholders Distributable Amount

           (a) Interest			"13,734,885.17 "

           (b) Principal			"111,990,759.32 "

           (c) amount of the above to be withdrawn from the Reserve and deposited into the Class A Note Distribution Account pursuant
               to Section 5.05 (c )			0.00

           (d) Total			"125,725,644.50 "
(xii) Class B Noteholders Distributable Amount

           (a) Interest			"798,639.50 "

           (b) Principal			0.00

           (c) amount of the above to be withdrawn from the Reserve and deposited into the ClassB Note Distribution Account pursuant to
               Section 5.05 (d)			0.00

           (d) Total			"798,639.50 "

(xiii) Certificateholder's Distributable Amount

           (a) Interest			"499,208.93 "

           (b) Principal			0.00

          ( c) Total		"499,208.93 "

"Caterpillar Financial Asset Trust, 1997-B"

Statement for Noteholders pursuant to Section 5.07(b)			Exhibit 99.5

Distribution Date:			Year End Statement

( i )  Amount of principal being paid on Notes:

"(a)  Class A-1 Notes, CUSIP NO 149114AR1 :"			"64,267,063.67 "
"       per $1,000 original principal amount:"			793.42053915

"(b)  Class A-2 Notes, CUSIP NO 149114AS9 :"			"47,723,695.65 "
"       per $1,000 original principal amount:"			430.33088954

"(c)  Class A-3 Notes, CUSIP NO 149114AT7 :"			0.00
"       per $1,000 original principal amount:"			0.00000000

"(d)  Class B Notes, CUSIP NO 149114AU4:"			0.00
"       per $1,000 original principal amount:"			0.00000000

(e)  Total:			"111,990,759.32 "


(ii)  Amount of  interest being paid or distributed:

"(a)  Class A-1 Notes, CUSIP NO 149114AR1 :"			"1,272,932.09 "
"       per $1,000 original principal amount:"			15.71521096

"(b)  Class A-2 Notes, CUSIP NO149114AS9 :"			"6,173,147.49 "
"       per $1,000 original principal amount:"			55.66408914

"(c)  Class A-3 Notes, CUSIP NO 149114AT7 :"			"6,288,805.60 "
"       per $1,000 original principal amount:"			61.60000000

"(d)  Class B Notes, CUSIP NO 149114AU4:"			"798,639.50 "
"       per $1,000 original principal amount:"			63.50000000

(e)  Total:			"14,533,524.67 "

(iii) Pool Balance at end of related collection period:			"187,089,911.26 "

(iv) After giving effect to distributions on this Distribution Date:

(a) (i)   outstanding principal amount of Class A-1 Notes:			0.00
      (ii)  Class A-1 Note Pool Factor:			0.0000000

(b) (i)   outstanding principal amount of Class A-2 Notes:			"63,176,304.35 "
      (ii)  Class A-2 Note Pool Factor:			0.5696691

(c) (i)   outstanding principal amount of Class A-3 Notes:			"102,091,000.00 "
      (ii)  Class A-3 Note Pool Factor:			1.0000000

(d) (i)   outstanding principal amount of Class A-3 Notes:			"12,577,000.00 "
      (ii)  Class B Note Pool Factor:			1.0000000

(e) (i)  Certificate Balance:			"7,861,558.00 "
     (ii)  Certificate Pool Factor:			1.0000000

(v)  Amount of Servicing Fee paid:			"2,448,104.53 "

(vi) Amount of Administration Fee paid:			"6,000.00 "

(vii) Aggregate Purchase Amounts for Collection Period:			0.00

(viii) Aggregate Amount of Realized Losses			"470,254.07 "

(ix) Balance of the Reserve Account at end of
            related collection period:			"7,074,665.00 "

(x) Specified Reserve Account Balance at end of
            related collection period:			"7,074,665.00 "

(xi) Class A Noteholders Distributable Amount

           (a) Interest			"13,734,885.17 "

           (b) Principal			"111,990,759.32 "

           (c) amount of the above to be withdrawn from the Reserve and
               deposited	into the Class A Note Distribution Account pursuant to
               Section 5.05 (c )			0.00

           (d) Total		"125,725,644.50 "
(xii) Class B Noteholders Distributable Amount

           (a) Interest			"798,639.50 "

           (b) Principal			0.00

           (c) amount of the above to be withdrawn from the Reserve and deposited into the ClassB Note Distribution Account pursuant to
               Section 5.05 (d)			0.00

           (d) Total			"798,639.50 "

(xiii) Certificateholder's Distributable Amount

           (a) Interest			"499,208.93 "

           (b) Principal			0.00

          ( c) Total			"499,208.93 "

(xiv) Yield Supplement Account balance at end of
            related collection period:			"279,083.10 "

(xv)  Specified (Maximum) Yield Supplement Amount for such Distribution Date
   			"279,083.10"


"Caterpillar Financial Asset Trust, 1997-B"			Exhibit 99.6

"$ 81,000,000 Class A-1 5.805% Asset Backed Notes (CUSIP NO 149114AR1)" "$110,900,000 Class A-2 6.018% Asset Backed Notes (CUSIP NO 149114AS9)" "$102,091,000 Class A-3 6.16% Asset Backed Notes (CUSIP NO 149114AT7)" "$ 12,577,000 Class B 6.35% Asset Backed Notes (CUSIP NO149114AU4) )"
"$    7,861,558 6.35% Asset Backed Certificates "

Servicing Certificate/Statement to Noteholders and Certificateholders

Distribution Date			Year End Statement
Collection Period Month Begin			as of 12/31/98
Collection Period Month End

Original Pool Balance			"314,429,558.18 "
Beginning Pool Balance			"298,018,547.12 "
Ending Pool Balance			"187,089,911.26 "

Total Interest Collections			"18,189,454.10 "
Deposit from Yield Supplement Account			"335,162.43 "
Total Principal Collections			"109,313,096.39 "
Warranty Repurchases:
    Contracts deferred beyond A-3 maturity date			0.00
Administrative Repurchases			0.00
Liquidation Proceeds			"1,145,285.40 "
Reinvestment Income			"452,998.37 "

TOTAL COLLECTIONS FOR THE COLLECTION PERIOD			"129,435,996.69 "

Miscellaneous Data
    Aggregate Scheduled Amounts 31 - 60 days past due			"2,841,452.55 "
    Aggregate Scheduled Amounts 61 days or more past due			"1,781,652.08 "
    Net Losses on Liquidated Receivables This Period			"470,254.07 "
    Number of Loans at Beginning of Period		 	"3,535 "
    Number of Loans at End of Period		 	"3,087 "
    Repossessed Equipment not Sold or Reassigned (Beginning)			"55,239.81"
    Repossessed Equipment not Sold or Reassigned (End)			"354,941.95 "


Calculation of Distributable Amounts
Original Class A-1 Principal Balance			"81,000,000.00 "
Class A-1 Note Beginning Principal Balance			"64,267,063.67 "
Class A-1 Noteholders' Principal Carryover Shortfall 			0.00
A-1 Noteholders' share of the Principal Distribution Amount			100.00%
Class A-1 Noteholders' Principal Distributable Amount			"63,513,094.24 "

Original Class A-2 Principal Balance			"110,900,000.00 "
Class A-2 Note Beginning Principal Balance			"110,900,000.00 "
A-2 Noteholders' Percentage			100.00%
Class A-2 Noteholders' Principal Carryover Shortfall 			0.00
A-2 Noteholders' share of Principal Distribution Amount			0.00%
Class A-2 Noteholders' Principal Distributable Amount			"47,415,541.62 "

Original Class A-3 Principal Balance			"102,091,000.00 "
Class A-3 Note Beginning Principal Balance			"102,091,000.00 "
A-3 Noteholders' Percentage			100.00%
Class A-3 Noteholders' Principal Carryover Shortfall 			0.00
A-3 Noteholders' share of Principal Distribution Amount			0.00%
Class A-3 Noteholders' Principal Distributable Amount			0.00

Original Class B Principal Balance			"12,577,000.00 "
Class B Note Beginning Principal Balance			"12,577,000.00 "
B Noteholders' Percentage			100.00%
Class B Noteholders' Principal Carryover Shortfall 			0.00
B Noteholders' share of Principal Distribution Amount			0.00%
Class B Noteholders' Principal Distributable Amount			0.00

Original Certificate Principal Balance			"7,861,558.00 "
Certificate Beginning Principal Balance			"7,861,558.00 "
Certificateholders' Principal Carryover Shortfall 			0.00
Certificateholders' Principal Distributable Amount			0.00

Total Beginning Principal Balance of Notes and Certificates			"297,696,621.67 "

Allocation of Total Distribution Amount (TDA)
Interest Distribution Amount  (IDA)			"18,507,360.83 "
Principal Distribution Amount  (PDA)			"110,928,635.86 "
Total Distribution Amount  (TDA)			"129,435,996.69 "

Administration Fee Shortfall (Beginning of Period)			0.00
Administration Fees Accrued during this Period			"6,000.00 "
Administration Fees Paid this Period from TDA			"6,000.00 "
Administration Fee Shortfall (End of Period Shortfall)		 	0.00

Total Distribution Amount Remaining			"129,429,996.69 "

A-1 Noteholders' Interest Carryover Shortfall (Beginning)			0.00
Interest Due (in Arrears) on Above Beginning Shortfall			0.00
A-1 Noteholders' Prepayment Premium			0.00
A-1 Noteholders' Interest Distributable Amount		5.805%	"1,272,932.09 "
A-1 Noteholders' Interest Paid this Period from TDA			"1,272,932.09 "
Prelim. A-1 Noteholders' Interest Carryover Shortfall (End)			0.00

A-2 Noteholders' Interest Carryover Shortfall (Beginning)			0.00
Interest Due (in Arrears) on Above Beginning Shortfall			0.00
A-2 Noteholders' Prepayment Premium			0.00
A-2 Noteholders' Interest Distributable Amount		6.018%	"6,173,147.49 "
A-2 Noteholders' Interest Paid this Period from TDA			"6,173,147.49 "
Prelim. A-2 Noteholders' Interest Carryover Shortfall (End)		  	0.00

A-3 Noteholders' Interest Carryover Shortfall (Beginning)			0.00
Interest Due (in Arrears) on Above Beginning Shortfall			0.00
A-3 Noteholders' Prepayment Premium			0.00
A-3 Noteholders' Interest Distributable Amount		6.16%	"6,288,805.60 "
A-3 Noteholders' Interest Paid this Period from TDA			"6,288,805.60 "
Prelim. A-3 Noteholders' Interest Carryover Shortfall (End)		  	0.00

B Noteholders' Interest Carryover Shortfall (Beginning)			0.00
Interest Due (in Arrears) on Above Beginning Shortfall			0.00
B Noteholders' Prepayment Premium			0.00
B Noteholders' Interest Distributable Amount		6.35%	"798,639.50 "
B Noteholders' Interest Paid this Period from TDA			"798,639.50 "
Prelim. B Noteholders' Interest Carryover Shortfall (End)		  	0.00

Noteholders' Interest Carryover Shortfall (Beginning)			0.00
Interest Due (in Arrears) on Above Beginning Shortfall			0.00
Noteholders' Prepayment Premium			0.00
Noteholders' Interest Distributable Amount			"14,533,524.67 "
Noteholders' Interest Paid this Period from TDA			"14,533,524.67 "
Prelim. Noteholders' Interest Carryover Shortfall (End)			0.00

Total Distribution Amount Remaining			"114,896,472.02 "

Class A-1 Noteholders' Principal Carryover Shortfall (Beginning)			0.00
A-1 Noteholders' Principal Distributable Amount this Period			"63,513,094.24 "
A-1 Noteholders' Principal Paid this Period from TDA			"63,513,094.24 "
Prelim. Class A-1 Noteholders' Principal Carryover Shortfall (End)			0.00

Total Distribution Amount Remaining			"51,383,377.78 "

Class A-2 Noteholders' Principal Carryover Shortfall (Beginning)			0.00
A-2 Noteholders' Principal Distributable Amount this Period			"47,415,541.62 "
A-2 Noteholders' Principal Paid this Period from TDA			"47,415,541.62 "
Prelim. Class A-2 Noteholders' Principal Carryover Shortfall (End)			0.00

Total Distribution Amount Remaining			"3,967,836.16 "

Class A-3 Noteholders' Principal Carryover Shortfall (Beginning)			0.00
A-3 Noteholders' Principal Distributable Amount this Period			0.00
A-3 Noteholders' Principal Paid this Period from TDA			0.00
Prelim. Class A-3 Noteholders' Principal Carryover Shortfall (End)			0.00

Total Distribution Amount Remaining			"3,967,836.16 "

Class B Noteholders' Principal Carryover Shortfall (Beginning)			0.00
B Noteholders' Principal Distributable Amount this Period			0.00
B Noteholders' Principal Paid this Period from TDA			0.00
Prelim. Class B Noteholders' Principal Carryover Shortfall (End)			0.00

Total Distribution Amount Remaining			"3,967,836.16 "

Servicing Fee Shortfall (Beginning of Period)			0.00
Servicing Fees Accrued during this Period		1.00%	"2,479,167.11 "
Servicing Fees Paid this Period from TDA		 	"2,448,104.53 "
Servicing Fee Shortfall (End of Period)		 	"31,062.58 "

Total Distribution Amount Remaining			"1,519,731.63 "

Specified Reserve Account Balance			"7,074,655.00 "
Reserve Account Balance			"7,074,665.00 "
Deposit  to  Reserve Account Balance			0.00

Total Distribution Amount Remaining			"1,519,731.63 "

Certificateholders' Interest Carryover Shortfall (Beginning)			0.00
Interest Due (in Arrears) on Above Beginning Shortfall			0.00
Certificateholders' Prepayment Premium 			0.00
Certificateholders' Earned Interest		6.35%	"499,208.93 "
Certificateholders' Interest Paid this Period from TDA			"457,608.19 "
Prelim. Certificateholders' Interest Carryover Shortfall (End)			"41,600.74 "

Total Distribution Amount Remaining			"1,062,123.46 "

Certificateholders' Principal Carryover Shortfall (Beginning)			0.00
Certificateholders' Principal Distributable Amount			0.00
Certificateholders' Principal Paid this Period from TDA 			0.00
Prelim. Certificateholders' Principal Carryover Shortfall (End) 			0.00

Total Distribution Amount Remaining			"1,062,123.46 "

Distributions to/from Reserve Account
Reserve Account Balance at beginning of period			"7,074,665.00 "
Deposit to Reserve Account from Excess Collections 			"1,062,123.46 "

Distribute from Reserve Account to Noteholders' Distr. Account			0.00
Adjustment to A-1 Interest Carryover Shortfall			0.00
Adjustment to A-2 Interest Carryover Shortfall			0.00
Adjustment to A-3 Interest Carryover Shortfall			0.00
Adjustment to B Interest Carryover Shortfall			0.00
Adjustment to A-1 Principal Carryover Shortfall			0.00
Adjustment to A-2 Principal Carryover Shortfall			0.00
Adjustment to A-3 Principal Carryover Shortfall			0.00
Adjustment to B Principal Carryover Shortfall			0.00

Reserve Account Balance Remaining			"8,136,788.46 "

Class A-1 Note Principal Balance (Prior to distibution of excess reserve)
"753,969.43 "
Class A-2 Note Principal Balance (Prior to distribution of excess reserve)
"63,484,458.38 "
Class A-3 Note Principal Balance (Prior to distribution of excess reserve)
"102,091,000.00 "
Class B Note Principal Balance (Prior to distribution of excess reserve)
"12,577,000.00 "
Certificate Principal Balance (End of Period)			"7,861,558.00 "
Total Principal Balance of Notes and Certificates			"186,767,985.81 "

Specified Reserve Account Balance 			"7,074,665.00 "
Lesser of:
     Outstanding Aggregate Principal Amount of the Notes			"178,906,427.81 "
"     $7,074,655 (2.25% of the Initial Pool Balance)"			"7,074,655.00 "

Reserve Account Balance Remaining			"8,136,788.46 "
Excess Reserve Account Balance			"1,062,123.46 "
Release from Reserve Account to A-1 Noteholders as Principal 			"753,969.43 "
Release from Reserve Account to A-2 Noteholders as Principal			"308,154.03 "
Release from Reserve Account to A-3 Noteholders as Principal			0.00
Release from Reserve Account to B Noteholders as Principal			0.00
Release from Reserve Account to Seller			0.00
Ending Reserve Account Balance (after distributions)			"7,074,665.00 "
Net Change in Reserve Account Balance			0.00

Distributions to/from Yield Supplement Account
Yield Supplement Account Balance at beginning of period			"645,135.15 "
Reinvestment Income on Yield Supplement Account			"26,480.40 "
Deposit from Yield Supplement Account to Collection Account			"335,162.43 "
Yield Supplement Account Balance Remaining			"336,453.12 "


Specified Yield Supplement Account Balance (Maximum YSA) 			"279,083.10 "
Outstanding Aggregate Principal Amount of Discounted Receivables	(Beg)
"82,665,257.00 "
Required Rate			7.03%

Yield Supplement Account Balance Remaining			"336,453.12 "
Excess Yield Supplement Account Balance			"57,370.02 "
Release from Yield Supplement Account to Seller			"57,370.02 "
Ending Yield Supplement Account Balance (after distributions)			"279,083.10 "
Net Change in Yield Supplement Account Balance			"(366,052.05)"

Ending Balances/Factors
Class A-1 Interest Carryover Shortfall  (Ending Balance)			0.00
Class A-2 Interest Carryover Shortfall  (Ending Balance)			0.00
Class A-3 Interest Carryover Shortfall  (Ending Balance)			0.00
Class B Interest Carryover Shortfall  (Ending Balance)			0.00

Noteholders' Interest Carryover Shortfall  (Ending Balance)			0.00
Class A-1 Principal Carryover Shortfall  (Ending Balance)			0.00
Class A-2 Principal Carryover Shortfall  (Ending Balance)			0.00
Class A-3 Principal Carryover Shortfall  (Ending Balance)			0.00
Class B Principal Carryover Shortfall  (Ending Balance)			0.00

Certificateholders' Interest Carryover Shortfall  (Ending Balance)
"41,600.74 "
Certificateholders' Principal Carryover Shortfall  (Ending Balance)			0.00

Class A-1 Note Principal Balance (End of Period)			0.00
Class A-2 Note Principal Balance (End of Period)			"63,176,304.35 "
Class A-3 Note Principal Balance (End of Period)			"102,091,000.00 "
Class B Note Principal Balance (End of Period)			"12,577,000.00 "

Certificate Principal Balance (End of Period)			"7,861,558.00 "
Total Principal Balance of Notes and Certificates			"185,705,862.35 "

Class A-1 Note Pool Factor (End of Period)		 	0.0000000
Class A-2 Note Pool Factor (End of Period)		 	0.5696691
Class A-3 Note Pool Factor (End of Period)		 	1.0000000
Class B Note Pool Factor (End of Period)			1.0000000

Certificate Pool Factor (End of Period)		 	1.0000000
Total Notes & Certificates Pool Factor (End of Period)			0.5906120

Specified Reserve Account Balance (after distributions)			"7,074,665.00 "